SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Emerging Markets Equity Fund
The following disclosure is added to the “DEFINITIONS” section of Part I of the fund’s Statement of Additional Information.
“Consultant” – Itaú USA Asset Management, Inc., 540 Madison Avenue, 24th Floor, New York, New York 10022.
All disclosure and references in the fund’s SAI regarding the DIMA Overseas Affiliates are hereby deleted.
The following disclosure is added under the “MANAGEMENT OF THE FUNDS” section of Part II of the fund’s Statement of Additional Information.
Consultant. For DWS Emerging Markets Equity Fund. The Consultant provides current analysis and views on Latin American politics, currencies, risks, markets and companies to DIMA in connection with the investment management services it provides to the fund.
Please Retain This Supplement for Future Reference
May 27, 2020
SAISTKR20-07